Exhibit 10.9

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is made and entered into as of 25th day of April, 2007 (the “Effective Date”), by and between Storage Elements, Inc., a Minnesota Corporation (“Storage Elements”), having its principal place of business at 250 Marquette Avenue Suite 540, Minneapolis, Minnesota 55401; and M2 Capital Advisors, Inc., and certain associates and/or employees of M2 Capital Advisors, Inc., collectively referred to hereinafter as the “Consultant.”

WITNESSETH:

WHEREAS, on or about December 15, 2006, Storage Elements executed a Stock Purchase Agreement (the “Stock Purchase Agreement”) under which Storage Elements acquired a controlling interest in Cyclone Holdings, Inc., a Delaware corporation (“Cyclone”); and

WHEREAS, the Stock Purchase Agreement was closed as of January 4, 2007 (the “Closing ”); and

WHEREAS, following the Closing, the officers, directors, employees and representatives of Cyclone resigned and the board of directors of Cyclone was reconstituted to include only one or more persons designated by Storage Elements; and

WHEREAS, subsequent to the Closing of the Stock Purchase Agreement, the Boards of Directors of Storage Elements and Cyclone intend to adopt an Agreement and Plan of Merger (“Plan of Merger”) whereby Cyclone will exchange shares of its $0.001 par value common voting stock for all of the issued and outstanding shares of Storage Elements and whereby Storage Elements will become a wholly-owned subsidiary of Cyclone on the closing of the Plan of Merger; and

WHEREAS, subsequent to the Closing of the Stock Purchase Agreement, the Board of Directors of Cyclone  changed its name to “Digitilit, Inc.” and completed a recapitalization of the outstanding common voting shares of Cyclone by completion of a reverse split of the approximately 60,119,390 shares then issued and outstanding in Cyclone and then effecting a dividend (the “Recapitalization Event”); and

WHEREAS, Consultant is widely experienced in the business of capital structure, finance, resourcing, general corporate legal and accounting matters, mergers and acquisitions and general business practices; and

WHEREAS, Storage Elements has determined it wishes to engage the services of Consultant to assist in achieving several corporate and financial goals and activities simultaneously and have determined to work together to attempt to achieve these various goals under the terms herein provided (the “Project”); and

WHEREAS, the payment of the consideration for services rendered hereunder in common stock of Storage Elements shall be subject to certain leak-out conditions outlined below;

NOW THEREFORE, the parties agree as follows:

1.

The Primary Obligations of Consultant hereunder shall include:

a.

Pursuant to this Agreement Consultant will:

1)

Assist in identifying the capitalization requirements expected from Storage Elements pursuant to the Project.

2)

Provide access to recommended legal counsel and assist in the creation, negotiation, structure and initial drafts of agreements pursuant to the Project.

3)

Provide Consulting and general advice as necessary to assist in completing the various needs for successfully completing the Project.

4)

Pursue financial resources as may be mutually agreed to between the parties as necessary to assist in meeting the overall goals of the Project.

2.

The Primary Obligations of Storage Elements hereunder shall include the following:

a.

Provide Consultant access to any documentation and all parties anticipated as necessitates achieving the activities as anticipated herein.

3.

Covenants:

a.

Consulting Services. Storage Elements hereby retain Consultant as an independent contractor, and Consultant hereby accepts and agree to such retention. It is acknowledged and agreed by Storage Elements that Consultant carry neither professional licenses nor memberships in any self-regulatory organizations. It is further acknowledged and agreed by Storage Elements that Consultant is not rendering legal advice or performing accounting services and is not acting and shall not act as an investment advisor or broker/dealer within the meaning of any applicable state or federal securities laws. The services of Consultant shall not be exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to Storage Elements or its projects.

b.

Disclaimer of Responsibility for Acts of Storage Elements. Limitation on Liability. In no event shall Consultant be authorized or required by this Agreement to represent or make management decisions for Storage Elements. Consultant shall, under no circumstances, be made liable for any expense incurred or loss suffered by Storage Elements as a consequence of such decisions by Storage Elements or any affiliates or subsidiaries of Storage Elements as a result of services performed by Consultant hereunder.

c.

Termination. Either Consultant or Storage Elements may terminate this Agreement during the term of this Agreement.  Consultant and Storage Elements shall have the right and the discretion to terminate this Agreement should the other party, in performing its duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity or self-regulatory organization, except for violations that either singularly or in the aggregate do not have or will not have a materially adverse effect on the party desiring termination. In the event of any termination hereunder, all consideration paid to Consultant through the date of termination shall be fully earned and non-refundable, and the parties shall have no further duties or responsibilities to each other, except that Storage Elements shall be responsible to make any and all payments, if any, due to Consultant through the date of termination, and the parties shall continue to be bound by the confidentiality provisions contained in Section 8 of this Agreement.

d.

Time, Place and Manner of Performance.  Consultant shall be available to Storage Elements at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by Consultant to any specific service, shall be determined in the sole discretion of Consultant.

e.

Limitation on Services.  None of the services to be rendered by Consultant shall be services related to any “capital raising” transaction.  Additionally, none of the services to be rendered by Consultant and paid for pursuant to this Agreement shall affect any other agreements between the parties that are currently in place.

f.

Compensation:

701 Shares:  Storage Elements agrees to compensate Consultant for the services and obligations described herein through the issuance of 375,000  shares of common voting stock of Storage Elements that are “restricted securities,” and shall be issued pursuant to and in accordance with resolutions of the Board of Directors of Storage Elements under Rule 701 of the Securities and Exchange Commission, and shall be issued as follows:

Mark Savage

135,916

Michael Kelly

135,916

Dan Ryweck

  59,835

Lou Reid

  33,333

Jim Braseth

  10,000

Other Restricted Shares:   Storage Elements also agrees to compensate Consultant for the services and obligations described herein through the issuance of 375,000 shares of Storage Elements that are “restricted securities,” and shall be issued as follows:

Mark Savage

161,250

Michael Kelly

161,250

Dan Ryweck

  42,500

Jim Braseth

  10,000

4.

No Conflicts of Interest:

a.

Storage Elements acknowledge and warrant that the agreements, activities and relationships contemplated herein create no conflicts with any other third parties with which Storage Elements have current business or contractual relationships.

b.

However, the parties specifically acknowledge and agree that certain agreements have already been entered into, or otherwise committed to others by Storage Elements who conduct business within the same markets as Consultant but with no direct competition to the Project as described herein.

5.

Leak-Out Resale Conditions Regarding 701 Shares:

a.

For the six (6) month period following a period that is ninety (90) days after Storage Elements becomes subject to the reporting requirements under Section 15(d) or Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and ending when the 701 Shares are subject to resale under Rule 144 of the Securities and Exchange Commission, holders of the 701 Shares may only sell 1/6th (one-sixth) of their holdings of these shares for the six (6) consecutive months during which these resale limitations are applicable, on a cumulative basis, meaning that if shares are not sold in one month, they may be carried over to the next month.   These leak-out resale conditions may be waived by Storage Elements if in its sole discretion it believes that the waiver thereof may facilitate an orderly trading market in the shares of common stock of the reorganized Storage Elements.

6.

Plan of Merger:

a.

The Consultant agrees, that if the Consultant shares provided to be issued under this Agreement are issued prior to the date on which the Storage shareholders are asked to consider and approve the said Plan of Merger, each of the undersigned hereby agrees to waive dissenters’ rights applicable to the said Plan of Merger and to vote their respective shares in favor of the approval of such Plan of Merger.

7.

It is further generally acknowledged and agreed as follows:

a.

Confidentiality. Through the relationships established pursuant to this Agreement, each party will be gaining access to confidential and proprietary information, contacts, and trade secrets of the other party. Each party, therefore, agrees not to divulge any such information, contacts, or trade secrets to any third party for any purpose without the specific written authorization of the other party hereto.

b.

Assignment. This Agreement may not be assigned in whole or in part by either party hereto without the express prior written consent of the other party hereto.

c.

Governing Law. This Agreement and the respective rights, duties, and obligations of the parties hereto shall be governed by all applicable laws, rules, and regulations of the State of Utah.

d.

Coordination of Efforts. Every effort shall be made to coordinate the promotional efforts and activities of each of the parties hereto in order to avoid gaps and overlaps in their respective promotional and business development activities.

e.

Best Efforts Basis. Storage Elements expressly acknowledge their understanding that the services of Consultant outlined herein, shall be on a “best efforts” basis and that there are no representations or guarantees on the part of Consultant other than those currently known by Storage Elements.

f.

Notices. All notices shall be sent by certified or registered mail, postage prepaid, or by such other prepaid form of written communication transmittal systems, such as telex, which is designed to provide positive evidence of receipt, addressed to the receiving party at its/his address or telecommunication numbers as follows:

To:

Storage Elements

250 Marquette Ave., Suite 540

Minneapolis, MN  55401

To:

Consultant

13911 Ridgedate Drive # 375

Minnetonka, MN 55305

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date hereinabove written.

STORAGE ELEMENTS, INC.

                                                                        By /s/Brad D. Wenzel

                                                                             Brad D. Wenzel, CEO

               CONSULTANT

               By /s/Mark Savage

                  Mark Savage, President

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Consulting Agreement (the “Agreement”) dated as of the 25th day of April, 2007, among Storage Elements and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement.

                                                                                      CONSULTANT:

                                                                                      Name and Address:

Mark Savage

Print Name

13911 Ridgedale Drive #375

Minnetonka, MN 55305

City, State, Zip

Dated: 4/25/07                                                               /s/Mark Savage

                                                                                       (Signature)

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Consulting Agreement (the “Agreement”) dated as of the 24th day of April, 2007, among Storage Elements and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement.

                                                                                      CONSULTANT:

                                                                                      Name and Address:

Michael S. Kelly

Print Name

1135 Settlers Road

Medina, MN 55340

City, State, Zip

Dated: 4/24/07                                                               /s/Michael S. Kelly

                                                                                       (Signature)

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Consulting Agreement (the “Agreement”) dated as of the 24th day of April, 2007, among Storage Elements and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement.

                                                                                      CONSULTANT:

                                                                                      Name and Address:

James Braseth

Print Name

7394 Mariner Drive

Maple Grove, MN

City, State, Zip

Dated: 4/24/07                                                               /s/James Braseth

                                                                                       (Signature)

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Consulting Agreement (the “Agreement”) dated as of the 23rd day of April, 2007, among Storage Elements and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement.

                                                                                      CONSULTANT:

                                                                                      Name and Address:

Louis J. Reid

Print Name

6625 Cherry Wood Court

Mound, MN 55364

City, State, Zip

Dated: 4/23/07                                                               /s/Louis J. Reid

                                                                                       (Signature)

COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Consulting Agreement (the “Agreement”) dated as of the 25th day of April, 2007, among Storage Elements and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement.

                                                                                      CONSULTANT:

                                                                                      Name and Address:

Daniel Ryweck

Print Name

13911 Ridgedale Drive #375

Minnetonka, MN 55305

City, State, Zip

Dated: 4/25/07                                                               /s/Daniel Ryweck

                                                                                       (Signature)